Exhibit 10.3

AMENDMENT TO Preferred Stock Sale Option AGREEMENT

This Amendment (this “Amendment”), dated as of November 22, 2022, by and among Tailwind Acquisition Corp., a Delaware corporation (the “Company”), and the other signatories hereto (together with the Company, the “Parties”), is to that certain Preferred Stock Sale Option Agreement, dated as of August 5, 2022 (the “Sale Option Agreement”), by and among the Company and the Holders (as defined therein). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Sale Option Agreement.

RECITALS

WHEREAS, Section 8.12 of the Registration Rights Agreement, as incorporated into Section 5 of the Sale Option Agreement, provides that the Sale Option Agreement may be amended prior to the Effective Time only by an agreement in writing signed by the Company and the Holders; and

WHEREAS, each of the Parties desires to amend, and does hereby amend, the Sale Option Agreement to remove Anzu Nuburu IV LLC as a Party to the Sale Option Agreement so as to correct a scrivener’s error, such entity having dissolved pursuant to the filing of Articles of Dissolution with the Florida Department of State on February 16, 2021.

NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Amendments to the Sale Option Agreement.

(a)            The definition of “Holders” on Schedule A of the Sale Option Agreement is hereby amended and restated in its entirety as follows:

“Anzu Holders

Anzu Nuburu LLC

Anzu Nuburu II LLC

Anzu Nuburu III LLC

Anzu Nuburu V LLC”

2.	References to the Sale Option Agreement. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Sale Option Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Sale Option Agreement shall refer to the Sale Option Agreement as amended by this Amendment. Except as specifically set forth above, the Sale Option Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed. Upon the execution and delivery of this Amendment by the parties hereto, (a) this Amendment shall become immediately effective, and (b) this Amendment shall be incorporated in, and become a part of, the Sale Option Agreement as set forth herein for all purposes of the Sale Option Agreement.

3.	Other Miscellaneous Provisions. Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.12, 8.13 and 8.15 of the Registration Rights Agreement, as incorporated through Section 5 of the Sale Option Agreement, shall apply to this Amendment as if set forth herein, mutatis mutandis.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

TAILWIND ACQUISITION CORP.

By:	/s/ Chris Hollod
Name: Chris Hollod
Title: Chief Executive Officer

[Signature Page to Amendment to Preferred Stock Sale Option Agreement]

HOLDERS:

Anzu Nuburu LLC

By:	/s/ David Seldin
Print Name: David Seldin
Title: Manager

Anzu Nuburu II LLC

By:	/s/ David Seldin
Print Name: David Seldin
Title: Manager

Anzu Nuburu III LLC

By:	/s/ David Seldin
Print Name: David Seldin
Title: Manager

Anzu Nuburu V LLC

By:	/s/ David Seldin
Print Name: David Seldin
Title: Manager

[Signature Page to Amendment to Preferred Stock Sale Option Agreement]